EXHIBIT 99.1

SEVERANCE AND CONFIDENTIALITY AGREEMENT

AND GENERAL AND SPECIAL RELEASE

This Severance and Confidentiality Agreement and General and Special Release (the “Agreement”) is entered into as of this 17th day of May, 2005, by and between Patricia Sueltz (the “Employee”), on the one hand, and salesforce.com, inc. (together with its subsidiary and affiliated corporations and entities, the “Company”), on the other hand (collectively, the “Parties”).

WHEREAS, Employee is employed by the Company in San Francisco, California at its headquarters location;

WHEREAS, the Company and Employee mutually agree to resolve all outstanding differences and to terminate Employee’s employment relationship with the Company in an orderly manner. In addition, the Company wishes to continue to safeguard its proprietary and confidential information;

THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the Parties agree as follows:

AGREEMENT

1. Employee’s Resignation. Pursuant to this Agreement, Employee will voluntarily resign from her position with the Company as of May 31, 2005 (the “Effective Date”).

2. Severance Payment. In consideration for Employee’s (a) resignation, (b) release of any and all claims she may have against the Company, if any, and (c) adherence to each of the terms and conditions of this Agreement, including, without limitation, Employee’s obligations under Section 3, and provided that Employee has signed this Agreement and has not later revoked it, the Parties agree as follows:

a) Severance Payment. Within ten (10) days after the later to occur of (i) the Effective Date, or (ii) the date on which Employee has signed this Agreement and returned it to the Company, and provided that Employee has not revoked this Agreement pursuant to Section 4, below, the Company shall make a lump sum payment to Employee in the amount of Six Hundred and Fifty Thousand Dollars ($650,000.00) (the “Severance Payment”), less applicable taxes, withholdings, and deductions required by law.

b) No Other Compensation or Benefits. Employee acknowledges and agrees that she has been paid by the Company all salary, benefits or other compensation (including any accrued but unpaid vacation pay) to which Employee is entitled. Moreover, except as provided in this Agreement, Employee shall not be entitled to receive any other compensation or benefits of any sort from the Company, its affiliates, or their officers, directors, employees, agents, insurance companies, attorneys, shareholders, or subsidiaries for, without limitation, salary, vacation, bonuses, stock, stock options, health care continuation coverage or any other compensation or benefits.

c) No Claims or Lawsuits. Employee represents that she has not filed or asserted any complaints, claims, or actions against the Released Parties (defined below) with any state, federal, or local governmental agency or court or arbitrator and that she will not do so at any time hereafter, and that if any agency, court, or arbitrator assumes jurisdiction of any complaint, claim, or action against the Released Parties, Employee will direct that agency, court, or arbitrator to withdraw from or dismiss with prejudice the matter;

d) No Assistance. Employee understands that if this Agreement were not signed, she would have the right to voluntarily assist other individuals or entities in bringing claims against the Company. Employee further understands and agrees that she waives such right and she shall not aid or assist others in their pursuit of claims against the Company unless (1) Employee is required to provide such assistance pursuant to a court order, or (2) Employee’s assistance is sought by the EEOC or any other federal, state or local governmental entity.

e) No Admission. This Agreement and compliance with this Agreement shall not be construed as an admission by the Company of any liability whatsoever, or as an admission by the Company of any violation of the rights of Employee or any person, or any violation of any order, law, statute, duty, or contract whatsoever against Employee or any person. The Company specifically denies and disclaims any liability to Employee or any other person for any alleged violation of the rights of Employee or any person, or for any alleged violation of any order, law, statute, duty, or contract on the part of the Company, its employees or agents or affiliated entities or their employees or agents.

3. General and Special Release. As a material inducement for the Company to enter into this Agreement, Employee hereby forever releases and discharges the Company, its subsidiary and affiliated corporations and entities, and their respective past and present officers, directors, managers, employees, agents, attorneys, successors and assigns (collectively, “Released Parties”) from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that Employee had, now has, or may hereafter claim to have against the Released Parties, arising out of or relating in any way to Employee’s hiring by, employment with, or separation from the Company or otherwise relating to any of the Released Parties from the beginning of time through the Effective Date. This release specifically extends to, without limitation, claims or causes of action for wrongful termination, impairment of ability to compete in the open labor market, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, discrimination, harassment, retaliation, disability, loss of future earnings, and claims under the California Constitution, the United States Constitution, and applicable state and federal fair employment laws, federal equal employment opportunity laws, and federal and state labor statutes and regulations, including, but not limited to, the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Worker Retraining and Notification Act of 1988, as amended, the Americans With Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act, as amended, and the California Fair Employment and Housing Act, as amended. However, nothing in this Agreement shall be construed as a release of the Company’s obligations under this Agreement. Furthermore, nothing in this Agreement shall affect the U.S. Equal Employment Opportunity Commission’s (“EEOC”) rights and responsibilities to enforce the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, or any other applicable law, nor shall anything in this Agreement be construed as a basis for interfering with Employee’s protected right to file a charge with, or participate in an investigation or proceeding conducted by, the EEOC; or any other state, federal or local government entity; provided, however, if the EEOC or any other state, federal or local government entity commences an investigation on Employee’s behalf, Employee specifically waives and releases her right, if any, to recover any monetary or other benefits of any sort whatsoever arising from any such investigation, nor will she seek reinstatement to her former position with the Company.

Employee expressly waives all rights afforded by Section 1542 of the Civil Code of the State of California (“Section 1542”) with respect to Released Parties. Section 1542 states as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release, Employee understands and agrees that this Agreement is intended to include all claims, if any, which Employee may have and which Employee does not now know or suspect to exist in Employee’s favor against the Released Parties and that this Agreement extinguishes those claims.

4. Review and Revocation Period.

a) Employee acknowledges that the Company has advised her that she may consult with an attorney of her choosing prior to signing this Agreement and that she has no less than twenty-one (21) days during which to consider the provisions of this Agreement, although she may sign and return it sooner;

b) Employee has carefully read (or has had this Agreement read to her) and fully understands all of the provisions of this Agreement, which is written in a manner that she does understand;

c) Employee is, through this Agreement, releasing the Company from any and all claims she may have against the Company arising before the execution of this Agreement;

d) Employee knowingly and voluntarily agrees to all of the terms in this Agreement;

e) Employee knowingly and voluntarily intends to be legally bound by this Agreement;

f) Employee was advised and hereby is advised in writing to consider the terms of this Agreement and consult with an attorney of her choosing prior to signing this Agreement;

g) Employee understands that rights or claims under the Age Discrimination in Employment Act of 1967 (29 U.S.C. §§ 621-634) that may arise after the date this Agreement is signed are not waived;

h) Employee understands that she has a period of seven (7) calendar days after the date that she signs this Agreement to revoke her acceptance of the terms of this Agreement by delivering a written notification in person, by messenger or by facsimile addressed to the Company at its offices in San Francisco, California (Attention: David Schellhase, General Counsel). Employee acknowledges and agrees that, in the event that Employee revokes this Agreement, she will not be entitled to receive any of the benefits under this Agreement including, but not limited to, receipt of the Severance Payment.

5. Confidentiality of Proprietary Information. Employee understands that, by virtue of Employee’s employment with the Company, Employee has acquired or been exposed to Proprietary Information of the Company. “Proprietary Information” includes all ideas, information and materials, tangible or intangible, and know-how not generally known to the public, relating in any manner to the business of the Company, its products and services (including all trade secrets), its personnel (including its officers, directors, employees, and contractors), its clients, vendors and suppliers and all others with whom it does business that Employee learned or acquired during Employee’s employment with the Company. Upon Employee’s resignation on the Effective Date and thereafter, (a) Employee shall not use Proprietary Information, or disclose Proprietary Information to anyone, for any purpose, unless expressly requested to do so in writing by an authorized officer of the Company, (b) Employee shall not retain or take with Employee any Proprietary Information in a Tangible Form (defined below), and (c) Employee shall immediately deliver to the Company any Proprietary Information in a Tangible Form that Employee may then or thereafter hold or control, as well as all other property, equipment, documents or things that Employee was issued or otherwise received or obtained during Employee’s employment with the Company. “Tangible Form” includes ideas, information or materials in written or graphic form, on a computer disc (including computer hard drives, floppy discs, network servers and compact discs) or other medium, or otherwise stored in or available through electronic, magnetic, videotape or other form.

6. Cooperation. Employee agrees, upon request by the Company, to consult with and provide assistance to the Company or its subsidiary corporations and their affiliates and their counsel in the investigation, defense, institution, and/or maintenance of a criminal, civil, and/or administrative action, proceeding, investigation or audit by or against the Company or its subsidiary corporations and their affiliates arising out of or relating to matters in which Employee was involved or of which she had or acquired knowledge during her employment by the Company, its affiliates, and their predecessors, successors or assigns, or may become involved or acquire knowledge in her performance of duties including, without limitation, attendance as a witness at depositions, trials or other similar proceedings. The Company agrees that the assistance required of Employee under this Section 6 will be reasonable both in nature and in the amount of time to be devoted by Employee.

7. No Disparagement. The Parties agree to make no public or private statements that are disparaging of Employee, the Company or any of the Released Parties.

8. Binding Effect. This Agreement shall be binding upon the Parties and their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the parties and their respective heirs, administrators, representatives, executors, successors and assigns.

9. Governing Law. This Agreement shall be governed by and construed and enforced pursuant to the laws of the State of California applicable to contracts made and entirely to be performed therein.

10. Entire Agreement; Modification. This Agreement constitutes the entire understanding among the Parties and may not be modified without the express written consent of the Parties. This Agreement supercedes all prior written and/or oral and all contemporaneous oral agreements, understandings and negotiations regarding the subject matter hereof. Notwithstanding the foregoing sentence, Employee agrees to continue to be bound by the terms and conditions of the Employee Inventions and Proprietary Rights Assignment Agreement executed by the parties dated as of February 27, 2004.

11. Binding Arbitration of Disputes. Except as necessary to specifically enforce or enjoin the breach of any of the terms of this Agreement (as a provisional remedy in aid of arbitration) and except as provided by applicable law, the Parties agree that any dispute that may arise in connection with, arising out of or relating to this Agreement, or any dispute that relates in any way, in whole or in part, to Employee’s hiring by, employment with or separation from the Company, or any other dispute by and between the Parties, including the Released Parties, shall be submitted to binding arbitration pursuant to the employment dispute resolution rules and procedures of the American Arbitration Association or such other rules and procedures to which the Parties may otherwise agree. This arbitration obligation extends to any and all claims that may arise by and between the Parties, including the Released Parties, and expressly extends to, without limitation, claims or causes of action for wrongful termination, impairment of ability to compete in the open labor market, breach of express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, discrimination, harassment, disability, loss of future earnings, and claims under the California Constitution, the United States Constitution, and applicable state and federal fair employment laws, federal equal employment opportunity laws, and federal and state labor statutes and regulations, including, but not limited to, the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Worker Retraining and Notification Act of 1988, as amended, the Americans With Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act, as amended, and the California Fair Employment and Housing Act, as amended. Reasonable discovery shall be permitted in any arbitration and the arbitrator shall issue a written statement of decision that shall articulate the factual and legal grounds for the decision and award. It is agreed that the arbitration fees and costs shall be paid by the Employer, unless otherwise permitted by law, in which case such fees and costs shall be evenly shared. The Employee shall pay for her own attorney fees unless reimbursement is otherwise directed by the Arbitrator as part of a remedy authorized by statute.

12. Voluntary Agreement; No Other Inducement. By signing this Agreement, Employee acknowledges and agrees that Employee enters into this Agreement knowingly and voluntarily, has had sufficient opportunity to consult with legal counsel of Employee’s choice (and she in fact has consulted with counsel in connection with the negotiation of and signing of this Agreement), and does not rely, and has not relied, on any fact, representation, statement or assumption other than as specifically set forth in this Agreement.

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the dates set forth below.

SALESFORCE.COM, INC.

/s/ Kenneth I. Juster
By:	Kenneth I. Juster
Its:	Executive Vice President, Legal Affairs and Corporate Development

Dated: May 17, 2005

EMPLOYEE

/s/ Patricia Sueltz
Patricia Sueltz

Dated: May 17, 2005